A NASDAQ Traded Company - Symbol HBNC

Thomas H. Edwards
Executive Vice President - Horizon Bancorp
President & Chief Operating Officer -
Horizon Bank

Forward-Looking Statements
 This presentation may contain forward-
 looking statements regarding financial
 performance, business prospects, growth
 and operating strategies. For these
 statements, Horizon claims the protection of
 the safe harbor for forward-looking
 statements contained in the Private
 Securities Litigation Reform Act of 1995.

Horizon Bank Total Loan Outstandings
Dec 31, 2002
Commercial
21%
Consumer
15%
Mortgage
14%
Mortgage
Warehouse
50%
Commercial
Consumer
Mortgage
Mortgage Warehouse

Horizon Bank Loan Outstandings
Dec 31, 2007
Mortgage
Warehouse
9%
Commercial
35%
Mortgage
24%
Consumer
32%
Commercial
Consumer
Mortgage
Mortgage Warehouse

Horizon Bank
Total Loans Outstanding

Commercial Loan Outstandings by Type

Development and Spec Land Loans 6%
Construction - Spec Homes 3%
Commercial and Industrial 27%
Non Owner Occupied RE 33%
Owner Occupied RE 29%
Other 2%
Development and Spec Land Loans
Construction - Spec Homes
Commercial and Industrial
Non Owner Occupied RE
Owner Occupied RE
Other

Consumer Loan Outstandings by Type

Other Direct
13%
Home Equity Line
of Credit
21%
Indirect
59%
Home Equity
Term
7%
Indirect
Home Equity Term
Home Equity Line of Credit
Other Direct

Non-Current Loans to Gross Loans

1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.94%
0.79%
1.08%
0.28%
0.31%
0.35%
0.75%
2005
2006
2007
2008
Horizon
Peer Group

Source: Custom group of 23 publicly traded banks headquartered in the state of Indiana from FDIC Uniform Bank Performance Report

Non-Performing Loans Plus OREO to Gross Loans plus OREO

1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.07%
0.93%
1.23%
0.29%
0.32%
0.38%
0.30%
2005
2006
2007
2008
Horizon
Peer Group

Source: Custom group of 23 publicly traded banks headquartered in the state of Indiana from FDIC Uniform Bank Performance Report

Annualized Net Loan Losses to Average Total Loans
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.41%
0.29%
0.28%
0.29%
0.23%
0.14%
0.07%
2005
2006
2007
2008
Horizon
Peer Group

Source: Custom group of 23 publicly traded banks headquartered in the state of Indiana from FDIC Uniform Bank Performance Report

Allowance as % of Total Loans
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
1.25%
1.19%
1.23%
1.14%
1.03%
1.10%
1.15%
2005
2006
2007
2008
Horizon
Peer Group

Source: Custom group of 23 publicly traded banks headquartered in the state of Indiana from FDIC Uniform Bank Performance Report

Consumer Indirect Installment Delinquency

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.43%
3.27%
2.94%
3.09%
3.65%
2.70%
2.29%
2.16%
2.07%
1.84%
1.77%
1.81%
1.98%
1.97%
1.73%
1.74%
1.47%
1.32%
1.39%
1.08%
0.78%
0.97%
0.89%
1.16%
1.13%
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Horizon
Indiana
Michigan
Illinois

Source: ABA Consumer Credit Delinquency Bulletin

Indirect Installment Annulized Net Losses

2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.89%
1.42%
1.03%
0.89%
0.71%
3rd Qtr - 2007
4th Qtr - 2007
1st Qtr - 2008
Horizon
ABA Consumer Bulletin

Source: ABA Consumer Credit Delinquency Bulletin

Consumer Home Equity Installment Delinquency

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.40%
4.29%
3.67%
3.60%
3.62%
3.72%
2.89%
3.06%
2.51%
2.39%
2.35%
2.38%
1.04%
0.59%
0.75%
0.74%
1.35%
0.97%
1.01%
1.19%
1.45%
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Direct Horizon
Direct Indiana
Direct Michigan

Horizon’s data includes other direct installment loans, but, Home Equity portion of direct portfolio is 57%
Source: ABA Consumer Credit Delinquency Bulletin

Home Equity Installment Annualized Net Losses
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.68%
0.58%
0.56%
0.45%
1.07%
3rd Qtr - 2007
4th Qtr - 2007
1st Qtr - 2008
Horizon
ABA Consumer Bulletin

Horizon’s data includes other direct installment loans, but, Home Equity portion of direct portfolio is 57%
Source: ABA Consumer Credit Delinquency Bulletin

Home Equity Revolving Credit Delinquency
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.62%
1.58%
1.62%
1.50%
1.37%
1.29%
1.34%
1.27%
1.24%
1.13%
1.27%
1.04%
0.63%
0.53%
0.47%
0.43%
0.42%
0.31%
0.25%
0.19%
0.08%
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Revolving Horizon
Revolving Indiana
Revolving Michigan

Horizon’s data includes other direct installment loans, but, Home Equity portion of revolving portfolio is 98%
Source: ABA Consumer Credit Delinquency Bulletin

Home Equity Revolving Credit Annualized Net Losses
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.15%
0.50%
0.44%
0.39%
0.21%
3rd Qtr - 2007
4th Qtr - 2007
1st Qtr - 2008
Horizon
ABA Consumer Bulletin

Horizon’s data includes other direct installment loans, but, Home Equity portion of revolving portfolio is 98%
Source: ABA Consumer Credit Delinquency Bulletin

Craig M. Dwight
Chief Executive Officer of Horizon Bancorp
& Horizon Bank

Outline
• Industry Overview
• Stock Performance
• Historical Financial Review
• Expansion Plans

International - Headline News
• Citi - Takes the Mother of All Write Downs
 WSJ - 1-21-08
• Deutsche Bank - Subprime Losses Could Reach
 $400 Billion
 CFO.COM 11-12-07

Local - Headline News
• Michigan Foreclosure Rate Increased 179%
 Grand Rapids Press 2-9-08
• Indiana Ranked Among the Top 10 States in
 Foreclosure Filings
 NWI Times 11-02-07
• Bank Loan Demand Down to Eight-Year Low
 Fed Reserve Board Publication 1-2008

Capital Offerings - Headline News
• Citi - Raises $30 Billion since November
 – April 22, 2008 CFO.com
• National City - To Raise $7 Billion
 – April 21, 2008 Press Release
• Royal Bank of Scotland (RBS) - $24 Billion
 – April 22, 2008 WSJ.com

Supply & Demand
• Fewer Investors in Bank Stocks
• Excess Supply & Low Demand = Lower
 Price
• Economic Cycle

Indexed Price Change
Apr 14, 1978 - Apr 14, 2008
U.S. Dollar (Split / Spinoff -Adjusted)
NASDAQ / Bank (BANK)
NASDAQ Composite Index (COMP)
5000
4000
3000
2000
1000
800
600
400
200
100
Indexed Price Change
80
85
90
95
00
05
Data Source: IDC / Exshare

Comparative Stock Performance - 30 Years
1978 through 2008
R
R
R
T

10 Year
05/05/08
280
270
260
250
240
230
220
210
200
190
180
170
160
150
140
130
120
110
100
90
80
70
60
50
40
30
Jul
99
Jul
00
Jul
01
Jul
02
Jul
03
Jul
04
Jul
05
Jul
06
Jul
07
Jul
08
EDGAR Online
HBNC
BANK
COMP

Comparative Stock Performance - 10 Years

2007 in Review

$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
In Millions
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
$8.1
2000
2001
2002
2003
2004
2005
2006
2007
Year

Net Income

Historical Treasury Yield Curves
4/24/2008
4/24/2007
4/24/2006
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
1 mo
3 mo
6 mo
1 yr
2 yr
3 yr
5 yr
7 yr
10 yr
20 yr
30 yr
Source: www.ustreas.gov

74%
72%
70%
68%
66%
64%
62%
70.20%
72.00%
70.10%
70.20%
71.10%
71.50%
73.07%
69.00%
66.14%
2000
2001
2002
2003
2004
2005
2006
2007
1st Qtr 2008
Horizon Bank
Peer Data

Horizon’s Efficiency Ratio
Peer Data Source: KBW - Indiana Publicly Traded Banks 3-31-08

$2,750
$2,250
$1,750
$1,250
$750
$250
In 000's
1,517
1,303
1,449
1,844
2,528
2004
2005
2006
2007
2008
Year

HORIZON

Horizon’s - 1st Quarter Net Income

Market Opportunities

2008 - 2009 Opportunities
• Mortgage Lending
• Deposit Gathering & Market Consolidation
• Net Interest Margin
• Trust & Investment Management

Mortgage Lending
• Mortgage Brokers - Going Out of Business
• Horizon has Expertise in FHA/VA
• Major Players Pulling Back - Countrywide
• We Fund Loans at Closing
• Excellent Team of Loan Advisors

Deposit Gathering
• Lake County Indiana
 – Deposit density - $6 billion
 – Market consolidation / fewer independent
 banks
• New and/or Improved Deposit Products
 – Free business checking
 – IRAs - daily deposits
 – Stream line retail checking products

Net Interest Margin
• Benchmark Asset & Liabilities to
 Wholesale Funding
• Reduce Dependence on Borrowed Funds
 and Negotiated Certificates of Deposit
• Normal Yield Curve

Trust & Investment Income
• Market Opportunities Due to Consolidation
• Investors are Looking for Returns & Advice
• Horizon’s Trust Company has Excellent
 Investment Returns

Expansion Plans

Current & Future Locations

Wisconsin
TRI-STATE TOLLWY
McHenry
RAND RD
I90
LAKE ST
Kane
I355
I290
Chicago
I294
I88
OGDEN AV
I55
95TH ST
Cook
159TH ST
I80
Gary
Kendall
Illinois
LINCOLN HWY
Will
Grundy
Kankakee
I57
Livingston
Ford
Iroquois
Lake
Porter
La Porte
Newton
Jasper
I65
Benton
White
Carroll
Starke
Pulaski
Marshall
Indiana
Fulton
Miami
Wabash
Kosciusko
Whitley
Noble
LaGrange
Elkhart
South Bend
EAST-WEST TOLLRD
I94
Berrien
Cass
Saint Joseph
Van Buren
Kalamazoo
Michigan
Allegan
Barry
I196
I69
Grant
0
37.5mi

Copyright (C) 2000-2004 SNL Financial (snl.com) All rights reserved

ATM
Branch

Expansion
• People First - Location Second
• New Offices to Demonstrate Performance
 and Growth
• History of New Offices at Breakeven in
 Eighteen Months or Less